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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒   Preliminary Information Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐   Definitive Information Statement

Accenture SCA

(Name of Registrant As Specified In Its Charter)

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☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:

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(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ACCENTURE SCA

Notice of Annual General Meeting of Shareholders
to be held on January 15, 2004

     The shareholders of Accenture SCA, a Luxembourg partnership limited by shares (société á responsibilité limitée) registered with the Luxembourg Trade and Companies Register under the number B 79 874, with a registered office at 1, rue Guillaume Kroll, L-1882 Luxembourg (“Accenture SCA”), are cordially invited to attend the

ANNUAL GENERAL MEETING

which will be held on January 15, 2004, at 12:00 noon, local time, at the offices of Allen & Overy Luxembourg at 58, rue Charles Martel, L-2134 Luxembourg with the following agenda:

1.	Presentation of (i) the report on the annual accounts issued by the general partner and (ii) the report of the statutory auditor of Accenture SCA;

2.	Approval of (i) the balance sheet, (ii) the profit and loss accounts, (iii) the notes to the accounts and (iv) the allocation of the results of Accenture SCA as of August 31, 2003;

3.	Discharge of the general partner, the statutory auditor and the supervisory board in connection with the fiscal year ending August 31, 2003;

4.	Appointment and confirmation of the members of the supervisory board;

5.	Appointment of the commissaire aux comptes of Accenture SCA; and

6.	Appointment of KPMG LLP as the independent auditors of Accenture SCA.

     The foregoing items of business are more fully described in the information statement accompanying this notice.

     Shareholders may obtain, free of charge, copies of (i) the balance sheet, (ii) the profit and loss accounts, (iii) the notes to the accounts, (iv) the list of securities held by Accenture SCA, (v) the list of shareholders, if any, who have not fully paid up their shares with an indication of the number of shares and their contact details, (vi) the report of the general partner and (vii) the report of the statutory auditor, by making a written request to the general partner at Accenture Ltd, 1661 Page Mill Road, Palo Alto, California 94304, United States of America, Attention: Secretary.

     Shareholders are reminded that no specific quorum is required for the Annual General Meeting and that a simple majority of the votes cast will pass the resolutions.

     The general partner has fixed the close of business on December 8, 2003, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting. This means that only those persons who were registered holders of Accenture SCA Class I common shares or Class II common shares at the close of business on that date will be entitled to receive notice of the meeting and to attend and vote at the meeting.

     The general partner is not asking you for a proxy in connection with the Annual General Meeting and you are requested not to send us a proxy.

ACCENTURE LTD

Dated: December [ ], 2003

We use the term “partner” to refer to the executive employees of Accenture with the “partner” title.

i

INFORMATION STATEMENT

GENERAL INFORMATION

WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Date, Time and Place

     This information statement is provided to the shareholders of Accenture SCA, a Luxembourg partnership limited by shares with its registered office at 1, rue Guillaume Kroll, L-1882 Luxembourg (“Accenture SCA”), in connection with the Annual General Meeting of Accenture SCA’s shareholders to be held at 12:00 noon local time on January 15, 2004 (the “Annual General Meeting”). The Annual General Meeting will be held at the offices of Allen & Overy Luxembourg at 58, rue Charles Martel, L-2134 Luxembourg. This information statement is being sent to shareholders on or about December [     ], 2003.

Who Can Vote; Votes Per Share

     All persons who are registered holders of Accenture SCA Class I common shares or Class II common shares at the close of business on December 8, 2003 are shareholders of record for the purposes of the Annual General Meeting and will be entitled to vote at the Annual General Meeting. As of the close of business on that date there were outstanding 889,441,580 Class I common shares (which number does not include issued shares held by subsidiaries of Accenture SCA), held by 1,895 shareholders of record, and 470,958,308 Class II common shares, all of which are held by Accenture Ltd, the general partner of Accenture SCA. These shareholders of record will be entitled to one vote per Class I common share and one vote per Class II common share on all matters submitted to a vote of shareholders, so long as those votes are represented at the Annual General Meeting. Your shares will be represented if you attend and vote at the Annual General Meeting in person or by proxy.

Quorum and Voting Requirements

     Under Luxembourg law and Accenture SCA’s amended articles of association, there are no quorum requirements for the Annual General Meeting.

     In order to be approved, each proposal being considered requires the affirmative vote of a majority of the votes cast. Abstentions will not affect the voting results.

ITEMS OF BUSINESS FOR THE ANNUAL GENERAL MEETING

     The agenda for the Annual General Meeting includes the following items of business:

Item No. 1—Presentation of the Annual Accounts and Report of the Commissaire aux Comptes

     At the Annual General Meeting, shareholders will be presented the report on the annual accounts issued by the general partner and the report of the commissaire aux comptes.

Item No. 2—Approval of the Financial Statements for the Year Ended August 31, 2003

     At the Annual General Meeting, shareholders of Accenture SCA will vote on the approval of (i) the balance sheet, (ii) the profit and loss accounts, (iii) the notes to the accounts and (iv) the allocation of the results of Accenture SCA as of August 31, 2003.

Item No. 3—Discharge of the General Partner, Commissaire aux Comptes and Supervisory Board

     At the Annual General Meeting, shareholders of Accenture SCA will vote on the discharge of the general partner, the commissaire aux comptes and the supervisory board in connection with the fiscal year ended August 31, 2003.

Item No. 4—Appointment of the Supervisory Board

     At the Annual General Meeting, shareholders of Accenture SCA will vote on the appointment of the members of its supervisory board. The general partner, Accenture Ltd, has nominated for appointment to the supervisory board the following six persons to serve for the ensuing year until the next annual general meeting of shareholders:

     Joe W. Forehand

     Stephan A. James

     Joel P. Friedman

     William D. Green

     Masakatsu Mori

     Carlos Vidal

     All of the foregoing nominees, with the exception of Mr. Vidal, currently serve on the supervisory board.

     Accenture SCA has no board of directors or officers. Accenture Ltd, as the sole general partner of Accenture SCA, is vested by Accenture SCA’s articles of association with the management of Accenture SCA and controls Accenture SCA’s management and operations.

Item No. 5—Appointment of the Commissaire aux Comptes

     At the Annual General Meeting, the shareholders of Accenture SCA will vote on the appointment of the Financial Controller of Accenture SCA, located at 1 rue Guillaume Kroll, L-1882, Luxembourg as Commissaire aux Comptes for the fiscal year ended August 31, 2004. The Financial Controller will have certain bookkeeping responsibilitie, including the preparation and presentation of local statutory unconsolidated accounts as required by Luxembourg law. The Financial Controller is not expected to attend the Annual General Meeting. The shareholders will also vote on any other business that properly comes before the Annual General Meeting.

Item No. 6—Re-Appointment of KPMG LLP as Independent Auditors of Accenture SCA

     At the Annual General Meeting, the shareholders of Accenture SCA will vote on the re-appointment of KPMG LLP as independent auditors for the fiscal year ended August 31, 2004. No representative of KPMG LLP is expected to attend the Annual General Meeting.

RECORD DATE AND VOTING RIGHTS

     Only shareholders of record on the record date, December 8, 2003, will be entitled to notice of and to vote at the Annual General Meeting. As of the record date, there were outstanding 889,441,580 Class I common shares (which number does not include issued shares held by subsidiaries of Accenture SCA) and 470,958,308 Class II common shares. Each Class I common share and Class II common share entitles the record holder on the record date to one vote on each matter presented at the Annual General Meeting.

VOTE REQUIRED

     Under Luxembourg law and our articles of association, there are no quorum requirements for the Annual General Meeting. The affirmative vote of a majority of the votes cast is necessary to approve each of the proposals to be voted upon at the Annual General Meeting.

     The general partner of Accenture SCA, Accenture Ltd, intends to vote all 466,437,298 of the Class I common shares that it holds and all 470,958,308 of the Class II common shares in favor of approving each of the proposals to be voted upon at the Annual General Meeting. Accenture Ltd holds 68.9% of the aggregate outstanding Accenture SCA Class I common shares and Class II common shares and therefore will have the power, acting by itself, to approve all matters scheduled to be voted upon at the Annual General Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership of More than Five Percent

     As of December 8, 2003, the only person known by us to be a beneficial owner of more than 5% of Accenture SCA’s Class I common shares or Class II common shares was as follows:

	Accenture SCA Class I		Accenture SCA Class II
	common shares		common shares

		% of		% of
	shares	shares	shares	shares
	beneficially	beneficially	beneficially	beneficially
Name and Address of Beneficial Owner	owned	owned	owned	owned

Accenture Ltd
Canon’s Court
22 Victoria Street
Hamilton HM12, Bermuda	466,437,298(1)	52.4%	470,958,308	100%

(1)	In addition, Accenture Ltd may be deemed to beneficially own 81,851,874 Class I common shares held by wholly-owned subsidiaries of Accenture SCA. Under Luxembourg law, shares of Accenture SCA held by Accenture SCA or any of its direct or indirect subsidiaries may not be voted at meetings of the shareholders of Accenture SCA.

Security Ownership of Directors and Executive Officers of Accenture Ltd

     The following table sets forth, as of December 8, 2003, information regarding beneficial ownership of Accenture Ltd Class A common shares and Class X common shares and Accenture SCA Class I common shares held by (1) each of Accenture Ltd’s directors, Accenture Ltd’s chief executive officer and each of Accenture Ltd’s four most highly compensated executive officers, other than the chief executive officer, serving as executive officers at the end of Accenture Ltd’s 2003 fiscal year and (2) all of the directors and executive officers of Accenture Ltd as a group. To our knowledge, except as otherwise indicated, the persons or entities listed below have sole voting and investment power with respect to the shares beneficially owned by them. For purposes of the table below “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares that such person has the right to acquire within 60 days after December 8, 2003. For purposes of computing the percentage of outstanding Accenture Ltd Class A common shares and/or Class X common shares and/or Accenture SCA Class I common shares held by each person or group of persons named below, any shares that such person or persons has the right to acquire within 60 days after December 8, 2003 are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

											Percentage of the
											total number of
	Accenture SCA				Accenture Ltd			Accenture Ltd			Class A and Class X
	Class I				Class A			Class X			common shares
	common shares				common shares			common shares			beneficially owned

			% of			% of			% of
	shares		shares		shares	shares		shares	shares
	beneficially		beneficially		beneficially	beneficially		beneficially	beneficially
Name	owned		owned		owned	owned		owned	owned

Directors and named executive officers:
Joe W. Forehand(1)(2)(3)	1,406,889	(6)	*	%	1,000	**	%	1,406,889	***	%	****	%
Stephan A. James(1)(2)(3)	1,148,676	(7)	*		—	**		1,148,676	***		****
Steven A. Ballmer	—		*		—	**		—	***		****
Dina Dublon (4)	—		*		39,603	**		—	***		****
Karl-Heinz Flöther (1)(2)	—		*		741,079	**		—	***		****
Joel P. Friedman(1)(2)(3)	718,930		*		—	**		718,930	***		****
William D. Green(1)(2)(3)	832,031		*		—	**		832,031	***		****
Dennis F. Hightower	—		*		—	**		—	***		****
William L. Kimsey	—		*		—	**		—	***		****
Robert I. Lipp (4)	—		*		175,372	**		—	***		****
Blythe J. McGarvie (4)	—		*		39,603	**		—	***		****
Mark Moody-Stuart (4)	—		*		41,229	**		—	***		****
Masakatsu Mori (1)(2)	—		*		692,895	**		—	***		****
Wulf von Schimmelmann (5)	—		*		35,000	**		—	***		****
Carlos Vidal (1)(2)(3)	762,707		*		2,874	**		—	***		****
Jackson L. Wilson, Jr. (1)(2)(3)	906,595	(8)	*		3,177	**		906,595	***		****
Michael G. McGrath (1)(2)(3)	823,229		*		—	**		823,229	***		****
All directors, director nominees and executive officers as a group (3 persons)	13,618,234		1.5%		3,740,779	0.7%		11,382,521	2.7%		1.6%

*	Less than 1% of Accenture SCA’s Class I common shares outstanding.
**	Less than 1% of Accenture Ltd’s Class A common shares outstanding.
***	Less than 1% of Accenture Ltd’s Class X common shares outstanding.
****	Less than 1% of the total number of Accenture Ltd’s Class A common shares and Class X common shares outstanding.
(1)	c/o Accenture, 1661 Page Mill Road, Palo Alto, California 94304 USA.
(2)	Excludes the Accenture Ltd Class A common shares and Class X common shares subject to the voting agreement referred to below that are owned by other parties to the voting agreement. Each of Joe W. Forehand, Stephan A. James, Karl-Heinz Flöther, Joel P. Friedman, William D. Green, Masakatsu Mori, Carlos Vidal, Jackson L. Wilson, Jr. and

Michael G. McGrath is a party to the Voting Agreement. Each of these individuals, however, disclaims beneficial ownership of the common shares subject to the voting agreement other than those specified above for him individually. For a description of the voting agreement, see “Certain Transactions and Relationships — Accenture Ltd Voting Agreement” in Accenture Ltd’s Annual Report on Form 10-K for the fiscal year ended August 31, 2003.
(3)	Subject to contractual transfer restrictions, Accenture SCA is obligated, at the option of the holder of its shares and at any time, to redeem any outstanding Accenture SCA Class I common shares held by the holder. The redemption price per share generally is equal to the market price of an Accenture Class A common share at the time of the redemption. Accenture SCA has the option to pay this redemption price with cash or by delivering Accenture Class A common shares on a one-for-one basis. Each time an Accenture SCA Class I common share is redeemed from a holder, Accenture has the option, and intends to, redeem an Accenture Class X common share from that holder, for a redemption price equal to the par value of the Accenture Class X common share, or $.0000225.
(4)	Includes 35,000 Class A common shares that could be acquired through the exercise of share options within 60 days from December 8, 2003.
(5)	Consists of 35,000 Class A common shares that could be acquired through the exercise of share options within 60 days from December 8, 2003.
(6)	Includes 200,000 Class I common shares held by a limited partnership in which Mr. Forehand has a beneficial interest that were transferred a transaction approved by Accenture SCA.
(7)	Includes 225,000 Class I common shares held by a limited partnership in which Mr. James has a beneficial interest that were transferred a transaction approved by Accenture SCA.
(8)	Includes 296,766 Class I common shares held by a grantor retained annuity trust in which Mr. Wilson has a beneficial interest that were transferred a transaction approved by Accenture SCA.

AUDITOR INFORMATION

Change in Independent Public Accountants

     At the request of the audit committee of the board of directors of our general partner, Accenture Ltd, PricewaterhouseCoopers LLP (“PwC”) resigned as our independent accountants effective as of November 27, 2001. We did not make this request due to concerns about the quality of PwC’s work or due to any disagreements with PwC. Rather, we requested PwC’s resignation due to the continued competitive situation between our practice and PwC’s consulting practice, which was not eliminated as we had expected. We engaged KPMG LLP as our independent accountants effective November 27, 2001. KPMG LLP subsequently was appointed by our shareholders as our independent auditors to hold office until the 2003 Annual General Meeting.

     The reports of PwC on the financial statements for the fiscal years ended August 31, 2001 and August 31, 2000 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits referred to above and through November 27, 2001 there were no: (1) disagreements between Accenture and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreement or disagreements in their reports on the financial statements for that fiscal year; or (2) reportable events involving PwC that would have required disclosure under Item 304(a)(1)(v) of Regulation S-K.

Principal Accounting Firm Fees

     The following table presents the fees for audit and other services by our principal accounting firm, KPMG LLP, for fiscal year 2003:

2003
Type of Fee	(in thousands)

Audit Fees (1)	$4,714
Audit Related Fees (2)	2,299
Tax Fees (3) )	752
All Other Fees (4)	618

Total	$8,384

(1)	Audit Fees, including those for statutory audits, include the aggregate fees paid by Accenture during the fiscal year indicated for professional services rendered by KPMG for the audit of Accenture Ltd’s annual financial statements and review of financial statements included in Accenture’s Form 10-Q.

(2)	Audit Related Fees include the aggregate fees paid by Accenture during the fiscal year indicated for assurance and related services by KPMG that are reasonably related to the performance of the audit or review of Accenture Ltd’s financial statements and not included in Audit Fees, including review of registration statements and issuance of consents. Also included in Audit Related Fees are fees for internal control review, accounting advice and opinions relating to various employee benefit plans.

(3)	Tax Fees include the aggregate fees paid by Accenture during the fiscal year indicated for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

(4)	All Other Fees include the aggregate fees paid by Accenture during the fiscal year indicated for products and services provided by KPMG, other than the services reported above, including due diligence reviews.

OTHER MATTERS

     The general partner is not aware of any matters not set forth herein that may come before the Annual General Meeting.

Dated: December     , 2003.